EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2010
Earnings per share [Abstract]
EARNINGS PER SHARE
NOTE 35: EARNINGS PER SHARE
Basic earnings per share is computed by dividing net income for the year attributable to ordinary shareholders after deducting dividends declared to preferred shareholders by the weighted average number of ordinary shares outstanding during the year (amounts are presented in EUR thousand, except share and per share data).

	2008	2009	2010
Net income / (loss) attributable to NBG shareholders	821,424	527,049	(268,061)
Dividends to preference shares	(32,685)	(42,192)	(71,558)
Net income / (loss) adjusted for EPS computation	788,739	484,857	(339,619)
Weighted average common shares outstanding as reported	534,432,891	564,034,936	762,275,390
Adjustment for the effect of bonus element of the share capital increase	94,541,179	99,777,781	-
Adjusted weighted average common shares outstanding for basic earnings per share	628,974,070	663,812,717	762,275,390
Adjusted weighted average common shares outstanding for dilutive earnings per share	628,974,070	663,812,717	762,275,390
Basic earnings / (losses) per share	1.25	0.73	(0.45)
Diluted earnings / (losses) per share	1.25	0.73	(0.45)
The per-share computations above reflect the additional shares relating to the stock dividend and the effect of the bonus element (i.e. issue of common stock at discount to market price) in the share capital increase took place in 2010, as described in Note 33. The adjustment, which corresponds to the factor of 1.1769 is applied retrospectively to all periods presented.
Common shares from stock options are not included in the computation of the dilutive EPS for 2008, 2009 and 2010 because their impact would be anti dilutive based on current market prices.